UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2018

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 — Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of the Fixed Rate Noncumulative Perpetual Preferred Stock, Series G, par value $1.00 per share and liquidation preference $25,000 per share (the “Series G Preferred Stock”) by The Allstate Corporation (the “Registrant”) on March 29, 2018, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Registrant that rank junior to, or on parity with, the Series G Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Series G Preferred Stock for the last preceding dividend period.  The terms of the Series G Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations for the Series G Preferred Stock, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2018, the Registrant filed a Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series G Preferred Stock.  The Certificate of Designations became effective upon filing, and a copy is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Section 8 — Other Events

Item 8.01. Other Events.

Series G Preferred Stock Offering

On March 26, 2018, the Registrant entered into an Underwriting Agreement (the “Series G Preferred Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Series G Preferred Stock Representatives”), with respect to the offer and sale by the Registrant of an aggregate of 20,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Series G Preferred Stock.  The offering and sale of the Depositary Shares and Series G Preferred Stock were registered under the Registrant’s registration statement on Form S-3 (File No. 333-203757) (the “Registration Statement”).  The Registrant granted the Series G Preferred Stock Representatives an option (the “Option”) to purchase an additional 3,000,000 Depositary Shares to cover over-allotments, which the Series G Preferred Stock Representatives exercised in full on March 27, 2018. The foregoing description of the Series G Preferred Stock Underwriting Agreement is qualified in its entirety by reference to the terms of such agreement, which is filed hereto as Exhibit 1.1.

On March 29, 2018, the Registrant closed the public offering of the Depositary Shares.

On March 26, 2018, the Registrant entered into an Underwriting Agreement (the “Senior Notes Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “Senior Notes Underwriters”), with respect to the offer and sale by the Registrant of $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2021 (the “2021 Senior Notes”) and $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2023 (the “2023 Senior Notes” and, together with the 2021 Senior Notes, the “Senior Notes”).  The offering and sale of the Senior Notes were registered under the Registration Statement.  The foregoing description of the Senior Notes Underwriting Agreement is qualified in its entirety by reference to the terms of such agreement, which is filed hereto as Exhibit 1.2.

On March 29, 2018, the Registrant closed the public offering of the Senior Notes.

The Senior Notes were issued pursuant to an Indenture, dated as of December 16, 1997, between the Registrant and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Sixth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Twenty-First Supplemental Indenture, with respect to the 2021 Senior Notes (the “Twenty-First Supplemental Indenture”), and the Twenty-Second Supplemental Indenture, with respect to the 2023 Senior Notes (the “Twenty-Second Supplemental Indenture”), each dated as of March 29, 2018.

The Senior Notes are senior unsecured obligations of the Registrant and rank equally with all unsecured and unsubordinated indebtedness of the Registrant from time to time outstanding.  The 2021 Senior Notes will bear interest at a floating rate equal to Three-month LIBOR, reset quarterly on each interest reset date, plus 0.43% per year and the 2023 Senior Notes will bear interest at floating rate equal to Three-month LIBOR, reset quarterly on each interest reset date, plus 0.63% per year.  The Registrant will pay interest on the Senior Notes quarterly in arrears on March 29, June 29, September 29 and December 29 of each year, beginning on June 29, 2018.  The 2021 Senior Notes will mature on March 29, 2021, and the 2023 Notes will mature on March 29, 2023.

The foregoing descriptions of the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the 2021 Senior Notes and the 2023 Senior Notes are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.4 through 4.7, respectively, and incorporated herein by reference.

The following documents are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) the Series G Preferred Stock Underwriting Agreement, (ii) Senior Notes Underwriting Agreement, (iii) the Certificate of Designations, (iv) the Deposit Agreement, dated March 29, 2018, among the Registrant, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares; (v) the Form of Series G Preferred Stock Certificate; (vi) the Form of Depositary Receipt; (v) the Twenty-First Supplemental Indenture; (vi) the Twenty-Second Supplemental Indenture; (vii) the Form of the 2021 Senior Notes; (viii) the Form of the 2023 Senior Notes; (ix) the validity opinion and consent of Willkie Farr & Gallagher LLP with respect to the Depositary Shares and the Series G Preferred Stock; and (x) the validity opinion and consent of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of March 26, 2018, among the Registrant and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2

Underwriting Agreement, dated as of March 26, 2018, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters names therein.

3.1	Certificate of Designations with respect to the Preferred Stock of the Registrant, dated March 27, 2018.

4.1	Deposit Agreement, dated March 29, 2018, among the Registrant, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Series G Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 above).

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

4.4	Twenty-First Supplemental Indenture, dated as of March 29, 2018, between the Registrant and the Trustee, including the form of the 2021 Senior Notes as Exhibit A.

4.5	Twenty-Second Supplemental Indenture, dated as of March 29, 2018, between the Registrant and the Trustee, including the form of the 2023 Senior Notes as Exhibit A.

4.6	Form of the 2021 Senior Notes (included as Exhibit A to Exhibit 4.4 above).

4.7	Form of the 2023 Senior Notes (included as Exhibit A to Exhibit 4.5 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Depositary Shares and the Series G Preferred Stock.

5.2	Opinion of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.2 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Daniel G. Gordon
	Name:	Daniel G. Gordon
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: March 29, 2018